Exhibit 99.1

Signature of Reporting Persons:

This statement on Form 3 is filed by ATLAS VENTURE ASSOCIATES VI, L.P., ATLAS
VENTURE FUND VI, L.P., ATLAS VENTURE FUND VI GMBH & CO. KG and ATLAS VENTURE
ENTREPRENEURS' FUND VI, L.P. The principal business address of each of the reporting persons is c/o Atlas Venture, 25 First Street, Suite 303, Cambridge,
MA 02141. The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

ATLAS VENTURE FUND VI, L.P.

By:     ATLAS VENTURE ASSOCIATES VI, L.P., its general partner

        By:   ATLAS VENTURE ASSOCIATES VI, INC., its general partner

              By:    /s/ Kristen Laguerre
                     -----------------------------------------------------------
              Name:  Kristen Laguerre
                     -----------------------------------------------------------
              Title: Vice President
                     -----------------------------------------------------------

ATLAS VENTURE FUND VI GMBH & CO. KG

By:     ATLAS VENTURE ASSOCIATES VI, L.P., its managing limited partner

        By: ATLAS VENTURE ASSOCIATES VI, INC., its general partner

              By:    /s/ Kristen Laguerre
                     -----------------------------------------------------------
              Name:  Kristen Laguerre
                     -----------------------------------------------------------
              Title: Vice President
                     -----------------------------------------------------------

ATLAS VENTURE ENTREPRENEURS' FUND VI, L.P.

By:     ATLAS VENTURE ASSOCIATES VI, L.P., its general partner

        By:   ATLAS VENTURE ASSOCIATES VI, INC., its general partner

              By:    /s/ Kristen Laguerre
                     -----------------------------------------------------------
              Name:  Kristen Laguerre
                     -----------------------------------------------------------
              Title: Vice President
                     -----------------------------------------------------------

ATLAS VENTURE ASSOCIATES VI, L.P.

By:     ATLAS VENTURE ASSOCIATES VI, INC., its general partner

        By:    /s/ Kristen Laguerre
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        Name:  Kristen Laguerre
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        Title: Vice President
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